Exhibit 99.2
Fourth Quarter Earnings Webcast
February 1, 2007

Cautionary Statements And Factors
That May Affect Future Results
Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private Securities
Litigation Reform Act of 1995.  Actual results
may differ materially from such forward-looking
statements.  A discussion of factors that could
cause actual results or events to vary is
contained in the Appendix to this presentation
and in the Company’s SEC filings.

1

J. H. Miller
J. R. Biggar
W. H. Spence
Agenda
■
Fourth Quarter and Year-End 2006
Earnings and Review of Longer-Term
Earnings and Outlook
■
2006 Operating Results, 2007 Forecast
and Financial Overview
■
Operational Review
■
Q&A

2

$1,000
$750
$500
$250
$0
$798
$858
2005
2006

$2.25
$1.50
$0.75
$0.00
$2.08
$2.22
2005
2006

Solid 2006 Results
Millions
Per share
Note:  See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.
Earnings from Ongoing Operations

3

$4.00
$3.00
$2.00
$1.00
$0.00
$2.22
$2.35
$3.50
2006A**
2007
2010

 **  Earnings from ongoing operations - see Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
Forecast
*
  *  Midpoint of $2.30 to $2.40 earnings forecast.
Strong Long-Term Earnings Growth

4

4th Quarter		
	2006	2005	Variance
Supply	$ 0.27	$ 0.23	$ 0.04
Pennsylvania Delivery	0.07	0.13	(0.06)
International Delivery	0.13	0.16	(0.03)
Total	$ 0.47	$ 0.52	$ (0.05)

	Year		
	2006	2005	Variance
Supply	$ 1.15	$ 1.05	$ 0.10
Pennsylvania Delivery	0.38	0.47	(0.09)
International Delivery	0.69	0.56	0.13
Total	$ 2.22	$ 2.08	$ 0.14

ppl

(Dollars per Share)
Note:  See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
Ongoing Earnings Overview

5

$3.00
$2.50
$2.00
$1.50
$2.08
POLR Price Increase $0.20
Other Energy Margins $0.07
International Delivery Margins $0.11
U.K. Liquidations $0.07
O&M ($0.17)
PA Delivery Margins ($0.02)
Synfuel ($0.09)
Income Taxes & Other ($0.03)
$2.22
2005
2006

(Dollars per Share)
Note:  See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
2006 Ongoing Earnings Contributions

6

$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
2005A*
2006A*
2007
Forecast

2007 Earnings Forecast
EPS
*Earnings from ongoing operations - see Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.
$2.08
(Dollars per Share)
$2.22
$2.30
to
 $2.40

7

$3.00
$2.50
$2.00
$1.50
$2.22
Energy Margins
$0.22
International
Delivery
Margins
$0.08
U.K.
Liquidations
($0.07)
O&M
($0.03)
Depreciation
($0.05)
Income
Taxes
& Other
($0.02)
2006A
2007E

(Dollars per Share)
* Midpoint of forecast
Note:  See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.
$2.35*
2007 Expected Ongoing Earnings Contributions

8

$1,100
$900
$700
$500
$300
$100
-$100
-$300
2005A
2006
2007
2008
2009
2010
Free cash flowbefore dividends

Millions
Note:  See Appendix for the reconciliation of cash flow measures.
Cash Flow Forecast

9

60
50
40
30
20
10
0
38%
51%
41%
55%
44%
55%
45%
54%
12/31/2005
12/31/2006
12/31/2007
12/31/2010
GAAP Equity Ratio to Total Capitalization Ratio
Adjusted Equity Ratio to Total Capitalization Ratio

Equity %
Actual
Forecast
Strong Balance Sheet

10

Payout > 50%
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
$0.82
$0.92
$1.00
$1.10
2004
April 2005
October 2005
April 2006
2007

ppl

$/share
Annualized
Dividend Payout Ratio Greater than 50% after 2006

11

Remarketing of POLR supply
Plant uprates and availability
New wholesale contracts
POLR increases
2006 Base
$3,000
$2,500
$2,000
$1,500
$1,000
2005A
2006A
2007
2008
2009
2010

Supply Margins
(Millions)
$1,488
$1,675
$1,818
$1,845
$1,984
$2,748
Key Drivers of Margin Growth

12

100%
95%
90%
85%
80%
91%
89%
92%
92%
92%
91%
92%
2003-2005 Average
2006A
2007E
2008E
2009E
2010E
2011E

Generation Equivalent Availability

13

Completed

	MW	In-Service Dates
Brunner Island 3 Turbine	18	2006
Colstrip 1 & 4	10	2006
Total	**28**	

Proposed

Brunner Island 1 Turbine	10	2007
Brunner Island 2 Turbine	11	2009
Montour Turbine	16	2008
Susquehanna	45	2008
Susquehanna	90	2009
Susquehanna	50	2010
Colstrip 2 & 3	10	2007-2008
Kerr	12	2007
Holtwood	125	2011
Total	**369**

Generation Uprates

14

Global Climate Change
■
Pre-eminent public policy issue
■
Efforts should be national in scope and cover all major
industrial and transportation sectors
■
If mandatory program is adopted we support
cap-and-trade system
■
PPL to be fully involved in policy debate
■
PPL is active in renewable energy as well as numerous
R&D efforts

15

In-Service Dates
Montour 1                       Q1-08
Montour 2                       Q2-08
Brunner Island 3            Q4-08
Brunner Island 1 & 2     Q2-09
Montour Unit #2 Absorber
Scrubbers Expected to be Completed
on Budget and on Schedule

16

Increasing capacity value
30%
20%
10%
2007
2008
2009
2010
PJM Expected Reserve Margin
15% Reserve Margin

Reserve Margin
Shrinking Reserve Margins Create
Potential Value for PPL

17

PPL Electric Utilities Regulatory Update
■
Modest rate increase request to be filed in late March
■
For the 12-months ending September 30, 2006
Rate Base                    $1,926B
Equity                              43.4%
Return on Rate Base       6.97%
Return on Equity              8.10%
■
New rates to be effective beginning in 2008
■
PUC action expected shortly regarding PPL Electric
Utilities’ POLR transition proposal

18

Actual	Forward [1]		
	2006	2007	2008	2010
EAST				
PJM				
On-Peak	$62	$64	$74	$68
Off-Peak	$37	$41	$46	$45
ATC [2]	$51	$52	$59	$56
WEST				
Mid-Columbia				
On-Peak	$50	$55	$64	$63
Off-Peak	$39	$45	$51	$50
ATC [2]	$45	$51	$58	$57
GAS				
NYMEX Price [3]	$7.25	$6.97	$8.06	$7.42

(1) Market prices based on the average of broker quotes as of 12/29/2006.
(2) 24-hour average.
(3) NYMEX forward gas price on 12/29/2006.
Market Prices

2007	2008	2009
Electricity Sales			
East	87%	87%	88%
West	100%	100%	80%
Total	**90%**	**90%**	**87%**
Coal			
East	97%	82%	74%
West	100%	100%	78%
Total	**97%**	**87%**	**75%**

Current Hedge Positions - Electricity and Fuel

PPL’s Generation Portfolio
Total Domestic Generation: 11,196 MW
Planned Uprate Projects:          369 MW
East                         9,907 MW*

Coal                               3,454*
Nuclear                          2,120
Oil                                  1,722
Gas                                 1,524
Hydro                                337
CTs                                   451
QFs                                   299

Nuclear Uprate (2008-2010)    185
Hydro Uprate (2011)                125
Coal Uprate (2007-2009)           37

West                         1,289 MW
Coal                                   687
Hydro                                 602
Coal Uprate (2007-2008)           10
Hydro Uprate (2007)                  12
*Reflects reduction of 300 MW at Martins Creek that PPL has agreed to shut down by September 2007 and 60 MW expected lost due to increased plant usage during scrubber operation.

Coal
39%
Gas/Oil
32%
Nuclear
18%
Hydro
8%
QFs
3%
Coal
55%
Gas/Oil
7%
Nuclear
30%
Hydro
8%
■
In 2007, 93% of our owned generation output
is expected to be produced at a fuel cost of
approximately $16/MWh or less.
PPL Supply Business Overview
Installed Capacity MW
Production GWh

 Proactive Coal Supply Management
Supports Growth in Margins
Projected 2007 Coal Supply
Central
Appalachia
Southwest PA
Central PA
Powder
River
Basin
Montana
Mine-mouth
17%
45%
11%
21%
6%
A-5
■
Supply region diversity
■
Fleet trains (1600 cars)
■
Average delivered costs
■
4%-5% annual
increase 2006 to 2010

Key Drivers/Challenges Through 2010
■
Increased prices for POLR sales
■
Expiration of supply contracts remarketed at current
forward prices
■
Power plant uprates
■
Net benefits from the installation of scrubbers at the
Montour and Brunner Island coal-fired power plants
■
Increased fuel and O&M costs
■
Loss of synfuel tax credits and increased replacement
coal costs
■
Cost of compliance with evolving environmental
regulation

60
50
40
30
20
10
0
$/MWh
$42.30
$42.70
$43.30
$44.10
$47.80
$48.40
$49.10
$50.20
2002
2003
2004
2005
2006
2007
2008
2009

Increasing Prices Under the POLR Contract

PPL Proposal to Transition to
Competitive Electricity Markets
■
Conduct procurements for 2010 POLR supply in March
and September of 2007, 2008 and 2009
■
Reduce the risk of customer exposure to price spikes in
wholesale markets
■
PUC approval would remove risk for PPL Electric
Utilities by ensuring a pre-approved process is in place
to reflect market prices in customer rates
■
PUC action expected in the first quarter of 2007

$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
2005A
2006
2007
2008
2009
2010
Cash from operations related to transition bond maturities
Cash from operations available to meet corporate cash needs

Millions
Note:  See Appendix for the reconciliation of cash flow measures.

Improving Cash from Operations

2006	2007	2008	2009	2010
Cash from Operations	$1,758	$1,642	$1,779	$1,679	$2,082
Increase/(Decrease) in cash due to:					
Transition Bond Repayment	(282)	(294)	(310)	-	-
Capital Expenditures	(1,394)	(1,732)	(1,397)	(1,212)	(1,168)
Other Investing Activities-net	85	130	19	(2)	34
Free Cash Flow before Dividends	$167	$(254)	$91	$465	$948

(millions of dollars)

Reconciliation of Cash from Operations
to Free Cash Flow before Dividends

Reconciliation of GAAP Equity Ratios
to Adjusted Equity Ratios
                                                  Actual               Actual           Forecast       Forecast
                                            12/31/05           12/31/06         12/31/07       12/31/10
GAAP Equity to
  Total Capitalization Ratio        38%                 41%               43%             45%
Adjustments to Debt
  (millions of dollars)
     Less Non-Recourse Debt:
        Transition Bonds             $  892              $  605             $  305           $   -
        International                      2,166               2,733              2,552         2,760
Adjusted Equity to
  Total Capitalization Ratio        51%                  55%               55%            55%

$2,000
$1,600
$1,200
$800
$400
$0
$811
$289
$198
$324
$1,394
$340
$316
$738
$1,732
$317
$315
$1,100
$1,397
$329
$272
$796
$1,212
$337
$295
$580
$1,168
$342
$304
$522
$1,271
$351
$356
$564
2005A
2006A
2007E
2008E
2009E
2010E
2011E
Supply
PA Delivery
International Delivery

Millions
Capital Expenditures by Segment

Supply	Pennsylvania Delivery	International Delivery	Total
Qtr. Ending Dec. 31, 2006				
Reported earnings	$82	$50	$49	$181
Unusual Items:				
PJM billing dispute	(18)	21		3
Sale of interest in Griffith	1			1
Susquehanna workforce reduction	(3)			(3)
	(20)	21	-	1
Earnings from ongoing operations	$102	$29	$49	$180
Qtr. Ending Dec. 31, 2005				
Reported earnings	$73	$49	$63	$185
Unusual Items:				
Off-site remediation of ash basin leak	(8)			(8)
Conditional asset retirement obligation	(8)			(8)
	(16)	-	-	(16)
Earnings from ongoing operations	$89	$49	$63	$201
Change excluding unusual items	$13	($20)	($14)	($21)

ppl

(Millions of Dollars)
Reconciliation of Fourth Quarter Reported Earnings
and Earnings from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
Qtr. Ending Dec. 31, 2006				
Reported earnings	$0.21	$0.13	$0.13	$0.47
Unusual Items:				
PJM billing dispute	(0.05)	0.06		0.01
Sale of interest in Griffith	0.00			0.00
Susquehanna workforce reduction	(0.01)			(0.01)
	(0.06)	0.06	0.00	0.00
Earnings from ongoing operations	$0.27	$0.07	$0.13	$0.47
Qtr. Ending Dec. 31, 2005				
Reported earnings	$0.19	$0.13	$0.16	$0.48
Unusual Items:				
Off-site remediation of ash basin leak	(0.02)			(0.02)
Conditional asset retirement obligation	(0.02)			(0.02)
	(0.04)	0.00	0.00	(0.04)
Earnings from ongoing operations	$0.23	$0.13	$0.16	$0.52
Change excluding unusual items	$0.04	($0.06)	($0.03)	($0.05)

ppl

(Dollars Per Share)
Reconciliation of Fourth Quarter Reported Earnings
and Earnings from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
Year Ending Dec. 31, 2006				
Reported earnings	$419	$181	$268	$868
Unusual items:				
Off-site remediation of ash basin leak	6			6
Enron reserve adjustment	11		1	12
Sale of interest in Griffith	(16)			(16)
Synfuels impairment	(6)			(6)
Reversal of cost recovery-Hurricane Isabel		(7)		(7)
Realization of benefits related to Black Lung Trust assets		21		21
PJM billing dispute	(18)	21		3
Susquehanna workforce reduction	(3)			(3)
	(26)	35	1	10
Earnings from ongoing operations	$445	$146	$267	$858
Year Ending Dec. 31, 2005				
Reported earnings	$311	$152	$215	$678
Unusual items:				
PJM billing dispute		(27)		(27)
NorthWestern litigation	(6)			(6)
Sale of Sundance	(47)			(47)
Stock-based compensation adjustment	(3)	(2)		(5)
Off-site remediation of ash basin leak	(27)			(27)
Conditional asset retirement obligation	(8)			(8)
	(91)	(29)	0	(120)
Earnings from ongoing operations	$402	$181	$215	$798
Change excluding unusual items	$43	($35)	$52	$60

ppl

(Millions of Dollars)

Reconciliation of Reported Earnings and Earnings
from Ongoing Operations

Supply	Pennsylvania Delivery	International Delivery	Total
Year Ending Dec. 31, 2006				
Reported earnings	$1.09	$0.47	$0.69	$2.25
Unusual items:				
Off-site remediation of ash basin leak	0.02			0.02
Enron reserve adjustment	0.03			0.03
Sale of interest in Griffith	(0.04)			(0.04)
Synfuels impairment	(0.01)			(0.01)
Reversal of cost recovery- Hurricane Isabel		(0.02)		(0.02)
Realization of benefits related to Black Lung Trust assets		0.05		0.05
PJM billing dispute	(0.05)	0.06		0.01
Susquehanna workforce reduction	(0.01)			(0.01)
	(0.06)	0.09	0.00	0.03
Earnings from ongoing operations	$1.15	$0.38	$0.69	$2.22
Year Ending Dec. 31, 2005				
Reported earnings	$0.81	$0.40	$0.56	$1.77
Unusual items:				
PJM billing dispute		(0.07)		(0.07)
NorthWestern litigation	(0.02)			(0.02)
Sale of Sundance	(0.12)			(0.12)
Stock-based compensation adjustment	(0.01)			(0.01)
Off-site remediation of ash basin leak	(0.07)			(0.07)
Conditional asset retirement obligation	(0.02)			(0.02)
	(0.24)	(0.07)	0.00	(0.31)
Earnings from ongoing operations	$1.05	$0.47	$0.56	$2.08
Change excluding unusual items	$0.10	($0.09)	$0.13	$0.14

(Dollars Per Share)

Reconciliation of Reported Earnings and
Earnings from Ongoing Operations

Forecast		Actual		
	High 2007	Low 2007	2006	2005	2004
Per Share Earnings from Ongoing Operations	$2.40	$2.30	$2.22	$2.08	$1.87
Unusual items (net of taxes)					
Realization of benefits related to Black Lung Trust assets			0.05		
Reversal of cost recovery- Hurricane Isabel			(0.02)		
Synfuels impairment			(0.01)		
Sale of interest in Griffith plant			(0.04)		
Enron reserve adjustment			0.03		
Stock-based compensation adjustment				(0.01)	
Asset retirement obligation				(0.02)	
Off-site remediation of ash basin leak			0.02	(0.07)	
Sale of Sundance plant				(0.12)	
PJM billing dispute			0.01	(0.07)	
NorthWestern litigation				(0.02)	
Sale of CGE					(0.02)
Sale of CEMAR					0.06
Impairment of investment in technology supplier					(0.02)
Susquehanna workforce reduction			(0.01)		
Reported Earnings Per Share	$2.40	$2.30	$2.25	$1.77	$1.89

Note: Per share amounts are based on diluted shares outstanding.

Reconciliation of PPL’s Reported Earnings and
Earnings from Ongoing Operations

Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	BBB
Subordinated Debt		BBB-	
Senior Unsecured	Baa2	BBB-	BBB
Short-term debt			
Outlook	STABLE	STABLE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	BBB
Senior Notes	Baa2	BBB	BBB+
Commercial Paper	P-2	A-2	F-2
Outlook	STABLE	STABLE	STABLE
PPL Capital Funding			
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BBB-	BBB
Medium-Term Notes	Baa2	BBB-	BBB
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Pollution Control Bonds*	Aaa	AAA	
Senior Secured Bonds	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB+
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	STABLE	STABLE

Credit Ratings

Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Preferred Stock			
Outlook	STABLE	STABLE	STABLE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Senior Unsecured Debt	Baa2	BBB-	BBB+
Commercial Paper		A-3	
Preferred Stock	Baa3	BB	BBB
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	STABLE

Credit Ratings (cont.)

Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins and sales, growth, rates, revenues, expenses, cash flows, cash from operations, dividends, credit profile, financing, capital additions and expenditures, and generating capacity and availability, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; market prices for crude oil and the potential impact on synthetic fuel operations, synthetic fuel purchases from third parties and the phase-out of synthetic fuel credits; weather conditions affecting generation production, customer energy usage and operating costs; competition in retail and wholesale power markets; liquidity of wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity, including access to capital markets and credit facilities, of PPL Corporation and its subsidiaries; new accounting requirements or new interpretations or applications of existing requirements; operation and availability of existing generation facilities and operating costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating units in Pennsylvania because of weather conditions, contractor performance or other reasons; market prices of commodity inputs for ongoing capital expenditures; collective labor bargaining negotiations; development of new projects, markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of hurricanes or other severe weather on PPL Corporation’s business, including any impact on fuel prices; receipt of necessary governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state, federal and foreign regulatory developments; the impact of any state, federal or foreign investigations applicable to PPL Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit ratings; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange Commission.

Forward-Looking Information Statement

“Earnings from ongoing operations” excludes the impact of unusual items. Earnings from ongoing operations should not be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance determined in accordance with generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s underlying earnings performance as another criterion in making their investment decisions. PPL’s management also uses earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different measures to present financial performance.
“Free cash flow before dividends” is derived by deducting capital expenditures and certain other investing activities, as well as the repayment of transition bonds, from cash flow from operations.  (Other investing activities are adjusted to exclude the purchases and sales of short-term investments and changes in restricted cash.)
Free cash flow before dividends should not be considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that free cash flow before dividends is an important measure to both management and investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before dividends in a different manner.
“Equity to total capitalization ratio” includes as equity minority interest and preferred stock, as well as all of the components of common equity as presented on the balance sheet. Total capitalization is calculated as equity plus short-term debt plus long-term debt as presented on the balance sheet.
“Adjusted equity to total capitalization ratio” excludes transition bonds issued by PPL Transition Bond Company, LLC, under the Pennsylvania Electricity Generation Customer Choice and Competition Act and excludes debt of international affiliates, which are non-recourse to PPL. The adjusted equity to total capitalization ratio should not be considered as an alternative to an equity to total capitalization ratio using debt and equity balances as reflected on the balance sheet. PPL believes that this adjusted equity ratio is useful to investors because it provides them with another indicator of credit quality. The adjusted equity to total capitalization ratio focuses primarily on debt that is recourse to PPL, whether the debt is on or off balance sheet. Other companies may present adjusted equity ratios in a different manner.
Definitions of Financial Measures